EXHIBIT 24.1

POWER OF ATTORNEY

Each of the undersigned, being a director and/or officer of Suffolk Bancorp (the “Company”), hereby nominates, constitutes and appoints J. Gordon Huszagh, Stacey L. Moran and Douglas Ian Shaw, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the “Commission”), (1) a Registration Statement on Form S-3, relating to the issuance of shares of the Company’s common stock in connection with the Dividend Reinvestment and Common Stock Purchase Plan of Suffolk Bancorp (the “New Registration Statement”) and (2) any post-effective amendment to the Registration Statement on Form S-3 (File No. 33-13657) (together with the New Registration Statement, the “Registration Statements”), and to file any and all amendments, including post-effective amendments, to the Registration Statements, making such changes in the Registration Statements as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

This Power of Attorney has been signed by the following persons in the capacities indicated on July 27, 2009.

	/s/ J. GORDON HUSZAGH		/s/ STACEY L. MORAN
Name:	J. Gordon Huszagh	Name:	Stacey L. Moran
Title:	Director, President and Chief Executive Officer (principal executive officer)	Title:	Executive Vice President and Chief Financial Officer (principal financial officer and principal accounting officer)

	/s/ EDGAR F. GOODALE		/s/ JAMES E. DANOWSKI
Name:	Edgar F. Goodale	Name:	James E. Danowski
Title:	Director (Chairman)	Title:	Director

	/s/ JOSEPH A. GAVIOLA		/s/ DAVID A. KANDELL
Name:	Joseph A. Gaviola	Name:	David A. Kandell
Title:	Director	Title:	Director

	/s/ THOMAS S. KOHLMANN		/s/ TERENCE X. MEYER
Name:	Thomas S. Kohlmann	Name:	Terence X. Meyer
Title:	Director	Title:	Director

	/s/ SUSAN V. B. O’SHEA		/s/ JOHN D. STARK, JR.
Name:	Susan V. B. O’Shea	Name:	John D. Stark, Jr.
Title:	Director	Title:	Director